EXHIBIT 4.16

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                            FIRST AMENDING AGREEMENT
                           TO THE EMPLOYMENT AGREEMENT


This First Amending Agreement dated as of September 1, 2000, is entered into by and between EXFO Electro-Optical Engineering Inc., a corporation having its principal place of business at 465 Godin Avenue, Vanier, Quebec, G1M 3G7, Canada (the "Corporation") and Mario Larose, residing and domiciled at 20 Anse-a-Beaufils, Laval, Quebec, H7Y 1V4, Canada (the "Employee").


WHEREAS the Corporation and the Employee entered into an Employment Agreement dated May 30, 2000 (the "Agreement") providing for the terms of employment of the Employee;

WHEREAS the parties hereto have agreed to amend the Agreement to modify certain terms of employment;

THEREFORE the parties agree as follows:

1.       AMENDMENTS

         1.1 Paragraph 1 of Schedule A to the Agreement is amended by deleting sub-paragraph (i) in its entirety.

         1.2 Sub-paragraph 1(ii) of Schedule A to the Agreement is amended to become sub-paragraph 1(i) and the text thereof is replaced by the following:

                  "FROM SEPTEMBER 1, 2000 TO AUGUST 31, 2001: BASE SALARY OF $180,000 PER ANNUM, PLUS A VARIABLE PORTION OF REMUNERATION WHICH IS $40,000 PER ANNUM UPON ATTAINMENT BY THE CORPORATION OF 100% OF THE HEALTH INDICATOR ESTABLISHED BY THE BOARD OF DIRECTORS OF THE CORPORATION FOR THAT FINANCIAL YEAR. IN THE EVENT THE CORPORATION DOES NOT FULLY ATTAIN THE HEALTH INDICATOR FOR THE YEAR IN QUESTION OR SURPASSES THE HEALTH INDICATOR, THE VARIABLE PORTION OF THE REMUNERATION SHALL BE PAID IN THE SAME PROPORTION AS THE ATTAINMENT OF THE HEALTH INDICATOR. THE VARIABLE PORTION SHALL BE PAID TWICE YEARLY, AFTER THE END OF THE CORPORATION'S SECOND QUARTER AND AFTER THE END OF THE FINANCIAL YEAR.

                  IN THE EVENT THE EMPLOYEE'S EMPLOYMENT IS TERMINATED BY THE CORPORATION WITH CAUSE OR THE EMPLOYEE VOLUNTARILY TERMINATES HIS EMPLOYMENT, THE

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                  VARIABLE PORTION OF THE REMUNERATION SHALL NOT BE PAYABLE FOR
                  THE FINANCIAL YEAR DURING WHICH THE EMPLOYMENT TERMINATED FOR SUCH REASONS."


2.       MISCELLANEOUS

         2.1 In all respects, except for those changes required to give meaning and effect to the amendments provided for in the foregoing sections hereof, the Agreement as amended remains in full force and effect, is hereby ratified and confirmed in all respects, and is binding upon the parties hereto. This First Amending Agreement constitutes the whole and entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior written agreements, declarations, commitments, representations, undertakings, written or oral, in respect thereof.

         2.2 This Agreement shall be construed in accordance with and governed for all purposes by the laws applicable in the province of Quebec. Service of process in any dispute shall be effective (a) upon the Corporation, if service is made on any officer of the Corporation other than the Employee; (b) upon the Employee, if served at Employee's residence last known to the Corporation with an information copy to the Employee at any other residence, or care of a subsequent employer, of which the Corporation may be aware.

         2.3 This Agreement has been written in English at the express request of the parties. Cette entente a ete redigee en anglais a demande expresse des parties.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement.



EXFO ELECTRO-OPTICAL
ENGINEERING INC.



BY:  /s/  Germain Lamonde                         /s/  Mario Larose
     --------------------                         -----------------------------
     GERMAIN LAMONDE                              MARIO LAROSE

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